SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 25, 1998


                               CHIC BY H.I.S, INC.
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             (Exact name of registrant as specified in its charter)



  Delaware                          1-11722                     13-3494627
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(State or other                   (Commission                 (IRS Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)


  1372 Broadway
  New York, New York                                                  10018
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  (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:        (212) 302-6400
                                                     ---------------------------



                                 Not applicable
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          (Former name or former address, if changed since last report)


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                      This document consists of ___ pages.
           The exhibit index is contained on page 4 of this document.

Item 5.  Other Events.

                  On March 3, 1998, Chic By H.I.S, Inc. (the "Company") issued a press release announcing that on February 25, 1998 it had filed at the request of Jesse S. Siegel, a registration statement on Form S-3 for 1,150,043 shares of its Common Stock. A copy of the Press Release is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  99       Press Release, dated March 3, 1998.


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            CHIC BY H.I.S, INC.



                                            By: /s/ Burton M. Rosenberg
                                            ---------------------------
                                            Burton M. Rosenberg
                                            Chairman and Chief Executive Officer


Dated:  March 3, 1998


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

                                  EXHIBIT INDEX


                                                               Sequentially
Exhibit                                                        Numbered
Number          Exhibit                                        Page
-------         -------                                        ------------

99              Press Release, dated February 20, 1998,
                announcing the agreement for a
                reconstituted Board of Directors.


                                     Page 4